UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

Structured Products Corp.

on behalf of

TIERS Corporate Bond-Backed Certificates Trust APA 1997-8

(Exact name of registrant as specified in its charter)

Delaware	001-32114	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (this "Amendment") amends the Trustee's Report (the "Original Report") filed as Item 9 - Financial Statements and Exhibits - on Form 8-K for the date February 15, 2007 (the "Original Filing"), relating to the TIERS Corporate Bond-Backed Certificates, Series APA 1997-8, issued pursuant to the Trust Agreement, dated as of September 15, 1997 (the "Base Agreement"), between Structured Products Corp. (the "Depositor") and U.S. Bank Trust National Association (successor to First Trust of New York, National Association) (the "Trustee"), as supplemented by the Series APA 1997-8 Supplement, dated as of September 15, 1997 (the "Series Supplement" and, together with the Base Agreement, the "Trust Agreement"), between the Depositor and the Trustee. The amounts set forth under the columns titled "Interest", "Principal", and "Total Distribution" in the Original Report have been corrected in the Trustee's Report attached hereto (the "Corrected Report"), and the amounts set forth on the Corrected Report were distributed pursuant to the Trust Agreement on the date set forth on the Corrected Report.

Except as described above, this Amendment does not amend any other information set forth in the Original Filing and does not update any disclosures included therein to reflect any events that occurred subsequent to the date of the Original Filing. Capitalized terms used herein but not defined herein have the meanings set forth in the Trust Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Stanley Louie
Name: Stanley Louie

Title: Authorized Signatory

March 13, 2009

EXHIBIT INDEX

Exhibit	Page
1 Trustee's Reports with respect to the February 15, 2007, Distribution Date for TIERS Corporate Bond-Backed Certificates Trust APA 1997-8	5

Exhibit 6

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series APA 1997-8
*CUSIP:	871928AT4	Class:	ZTF Class
*CUSIP:	871928AU1	Class:	Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust APA 1997-8 hereby gives notice with respect to the Distribution Date of February 15, 2007 (the “Distribution Date”) as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Amortizing Class Certificates and per $1,000 principal amount of ZTF Class Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
ZTF Class	$0.000000	$0.000000	$0.000000
Amortizing Class	$21.827505	$25.796564	$47.624068

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$32,288,000 aggregate principal amount of Apache Corporation Fifty Year 7 3/8 % Debentures due August 15, 2047 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, $32,288,000 principal amount of ZTF Class Certificates and $17,319,235.14 principal amount of Amortizing Class Certificates were outstanding.

6.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

* The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.